UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP    09.30.20

ANNUAL REPORT

AB LIMITED DURATION HIGH INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Limited Duration High Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 1

ANNUAL REPORT

November 13, 2020

This report provides management’s discussion of fund performance for AB Limited Duration High Income Portfolio for the annual reporting period ended September 30, 2020.

The Fund’s investment objective is to seek the highest level of income that is available without assuming what the Adviser considers to be undue risk to principal.

NAV RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	6 Months	12 Months

AB LIMITED DURATION HIGH INCOME PORTFOLIO

Class A Shares	16.15%	0.54%

Class C Shares	15.60%	-0.21%

Advisor Class Shares[1]	16.19%	0.70%

Bloomberg Barclays Global High Yield 1-5 Year Index (USD hedged)	13.65%	1.10%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Global High Yield 1-5 Year Index (USD hedged), for the six- and 12-month periods ended September 30, 2020.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Industry positioning was the largest detractor, relative to the benchmark, primarily from the utilization of credit-default swaps, an off-benchmark exposure to commercial mortgage-backed securities, an underweight to real estate investment trusts and an overweight to energy. These losses were partially offset by underweights to sovereigns and airlines and off-benchmark exposure to credit risk-transfer securities. Country and yield-curve positioning in the US added to performance. Security selection also contributed, mostly from selections in energy, telecommunications, autos, finance and retail, which exceeded losses from real estate investment trusts, sovereigns and basic industry. Currency decisions were a minor contributor to performance during the period.

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During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Security selection was the largest contributor, primarily within energy, consumer cyclicals, sovereigns, autos and banking, while selection within basic industry detracted. Industry positioning also added to performance, mostly from the utilization of credit-default swaps, off-benchmark exposure to credit-risk transfer securities and collateralized loan obligations. Underweights in telecommunications and consumer noncyclicals and an overweight to energy more than offset losses from off-benchmark exposure to commercial mortgage-backed securities and an underweight to other finance. Country and yield-curve positioning in the US contributed to performance. Currency decisions did not have a meaningful impact on returns.

During both periods, the Fund utilized currency forwards and currency options, both purchased and written, to hedge currency exposure, as well as to manage active currency risk. Treasury futures were used to manage duration, country exposure and yield-curve positioning. Equity futures were used to hedge and take active risk. Total return swaps and credit default swaps, both single name and index, were used to hedge credit risk and to take active credit and growth risk.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were positive yet volatile over the 12-month period ended September 30, 2020. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Developed- and emerging-market investment-grade corporate bonds led gains, followed by emerging- and developed-market high-yield corporate bonds, as investors searched for higher yields in a period of falling interest rates. Securitized assets advanced, while emerging-market sovereign bonds were slightly positive and emerging-market local bonds fell somewhat during the period. The US dollar fell against most major developed-market currencies and was mixed against emerging-market currencies. Brent crude oil prices fell more than 25% as demand slowed sharply and demand outlook was uncertain.

The Fund’s Senior Investment Management Team (the “Team”) continues to utilize its high-quality strategy that seeks attractive returns with less volatility than traditional high-yield approaches. The Team seeks to manage interest-rate risk by maintaining an average duration of less than four years. The Fund’s primary investments are high-yield corporate fixed-income securities from developed and emerging markets, particularly lower rated, investment-grade and unrated debt securities.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 3

INVESTMENT POLICIES

The Fund invests primarily in fixed-income securities, with an emphasis on corporate fixed-income securities rated below investment-grade (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment-grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and assignments and, to a lesser extent, equity securities and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s Investors Service, CCC+ by S&P Global Ratings or CCC by Fitch Ratings at the time of purchase. (For the purpose of this 10% limit, the Fund will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted.)

The Fund invests on a global basis, including securities of issuers in both developed- and emerging-market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser considers factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest-rate, credit market and currency fluctuations.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Global High Yield 1-5 Year Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global High Yield 1-5 Year Index represents the performance of non-investment grade fixed-income securities in the US, developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Loan Participations and Assignments Risk: When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/7/20111 TO 9/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Limited Duration High Income Portfolio Class A shares (from 12/7/20111 to 9/30/2020) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/7/2011.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			3.71%

1 Year	0.54%	-3.73%

5 Years	3.96%	3.07%

Since Inception[2]	4.27%	3.77%

CLASS C SHARES			3.12%

1 Year	-0.21%	-1.17%

5 Years	3.19%	3.19%

Since Inception[2]	3.50%	3.50%

ADVISOR CLASS SHARES[3]			4.14%

1 Year	0.70%	0.70%

5 Years	4.23%	4.23%

Since Inception[2]	4.54%	4.54%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.05%, 1.80% and 0.80% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.95%, 1.70% and 0.70% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2021. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2020.

2	Inception date: 12/7/2011.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-3.73%

5 Years	3.07%

Since Inception[1]	3.77%

CLASS C SHARES

1 Year	-1.17%

5 Years	3.19%

Since Inception[1]	3.50%

ADVISOR CLASS SHARES[2]

1 Year	0.70%

5 Years	4.23%

Since Inception[1]	4.54%

1	Inception date: 12/7/2011.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,161.50	$5.13	0.95%
Hypothetical**	$1,000	$1,020.25	$4.80	0.95%
Class C
Actual	$1,000	$1,156.00	$9.16	1.70%
Hypothetical**	$1,000	$1,016.50	$8.57	1.70%
Advisor Class
Actual	$1,000	$1,161.90	$3.78	0.70%
Hypothetical**	$1,000	$1,021.50	$3.54	0.70%
Class R
Actual	$1,000	$1,158.90	$6.48	1.20%
Hypothetical**	$1,000	$1,019.00	$6.06	1.20%
Class K
Actual	$1,000	$1,161.50	$5.13	0.95%
Hypothetical**	$1,000	$1,020.25	$4.80	0.95%
Class I
Actual	$1,000	$1,162.80	$3.78	0.70%
Hypothetical**	$1,000	$1,021.50	$3.54	0.70%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

September 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $291.6

1

All data are as of September 30, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

September 30, 2020

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 39.4%
Industrial – 34.5%
Basic – 2.9%
Axalta Coating Systems LLC 4.875%, 08/15/2024(a)	U.S.$	300	$305,940
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75%, 06/15/2027(a)		210	216,258
Berry Global, Inc. 6.00%, 10/15/2022		323	323,284
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026(a)		33	33,584
9.875%, 10/17/2025(a)		370	412,946
FMG Resources (August 2006) Pty Ltd. 4.75%, 05/15/2022(a)		980	1,003,059
5.125%, 03/15/2023-05/15/2024(a)		340	359,845
Freeport-McMoRan, Inc. 3.875%, 03/15/2023		521	536,620
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023(a)		329	333,076
Hecla Mining Co. 7.25%, 02/15/2028		298	322,651
Kaiser Aluminum Corp. 6.50%, 05/01/2025(a)		178	183,413
OCI NV 5.00%, 04/15/2023(a)	EUR	300	360,528
5.25%, 11/01/2024(a)	U.S.$	247	254,600
Peabody Energy Corp. 6.00%, 03/31/2022(a)		1,430	930,172
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 07/15/2023(a)		774	783,660
Sealed Air Corp. 5.25%, 04/01/2023(a)		305	321,787
Smurfit Kappa Acquisitions ULC 2.875%, 01/15/2026(a)	EUR	334	417,264
thyssenkrupp AG 2.875%, 02/22/2024(a)		343	377,571
United States Steel Corp. 12.00%, 06/01/2025(a)	U.S.$	530	564,333
WR Grace & Co-Conn 4.875%, 06/15/2027(a)		516	532,254

			8,572,845

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 3.8%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(b)	EUR	251	$287,699
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)	U.S.$	523	529,480
Ball Corp. 4.00%, 11/15/2023		700	744,394
Bombardier, Inc. 6.00%, 10/15/2022(a)		26	24,164
6.125%, 01/15/2023(a)		1,150	982,238
7.50%, 03/15/2025(a)		26	19,495
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(a)		72	70,004
Colfax Corp. 6.00%, 02/15/2024(a)		278	288,873
Crown European Holdings SA 2.25%, 02/01/2023(a)	EUR	116	137,202
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)	U.S.$	1,143	1,178,193
GFL Environmental, Inc. 3.75%, 08/01/2025(a)		355	356,903
5.125%, 12/15/2026(a)		64	66,067
Griffon Corp. 5.75%, 03/01/2028		387	404,523
Rebecca Bidco GmbH 5.75%, 07/15/2025(a)	EUR	499	586,773
Silgan Holdings, Inc. 2.25%, 06/01/2028		412	465,297
SPX FLOW, Inc. 5.875%, 08/15/2026(a)	U.S.$	264	275,051
Terex Corp. 5.625%, 02/01/2025(a)		929	929,585
Tervita Corp. 7.625%, 12/01/2021(a)		1,031	945,633
TransDigm, Inc. 8.00%, 12/15/2025(a)		275	298,999
Triumph Group, Inc. 6.25%, 09/15/2024(a)		491	418,715
8.875%, 06/01/2024(a)		406	432,321
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	440	510,312
5.50%, 08/15/2026(a)	U.S.$	232	240,201
8.50%, 08/15/2027(a)		271	292,309
Vertical US Newco, Inc. 5.25%, 07/15/2027(a)		455	472,872

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wesco Distribution, Inc. 7.125%, 06/15/2025(a)	U.S.$	262	$285,219

			11,242,522

Communications - Media – 3.7%
Altice Financing SA 2.25%, 01/15/2025(a)	EUR	106	119,056
AMC Networks, Inc. 4.75%, 12/15/2022	U.S.$	599	599,617
5.00%, 04/01/2024		711	726,870
Banijay Entertainment SASU 3.50%, 03/01/2025(a)	EUR	110	125,761
5.375%, 03/01/2025(a)	U.S.$	295	297,953
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 03/01/2023(a)		614	620,871
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(a)		159	152,476
CSC Holdings LLC 6.75%, 11/15/2021		346	362,778
DISH DBS Corp. 5.00%, 03/15/2023		63	64,053
6.75%, 06/01/2021		391	400,755
7.75%, 07/01/2026		145	159,474
iHeartCommunications, Inc. 6.375%, 05/01/2026		508	529,448
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		262	262,081
Meredith Corp. 6.875%, 02/01/2026		715	596,274
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		431	400,856
Sirius XM Radio, Inc. 3.875%, 08/01/2022(a)		850	858,729
4.625%, 07/15/2024(a)		267	276,340
TEGNA, Inc. 4.75%, 03/15/2026(a)		605	617,197
4.875%, 09/15/2021(a)		1,398	1,398,727
Univision Communications, Inc. 5.125%, 02/15/2025(a)		76	71,704
6.625%, 06/01/2027(a)		304	298,209
UPC Holding BV 5.50%, 01/15/2028(a)		322	333,808
Virgin Media Secured Finance PLC 5.50%, 08/15/2026(a)		860	894,753
Ziggo BV 5.50%, 01/15/2027(a)		527	550,625

			10,718,415

16 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.1%
Altice France SA/France 7.375%, 05/01/2026(a)	U.S.$	580	$607,805
CenturyLink, Inc. Series S 6.45%, 06/15/2021		464	476,412
Series T 5.80%, 03/15/2022		260	268,260
Series Y 7.50%, 04/01/2024		372	416,301
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		279	280,242
DKT Finance ApS 9.375%, 06/17/2023(a)		200	206,196
T-Mobile USA, Inc. 6.00%, 03/01/2023		731	732,791
Zayo Group Holdings, Inc. 4.00%, 03/01/2027(a)		140	137,803
6.125%, 03/01/2028(a)		59	60,886

			3,186,696

Consumer Cyclical - Automotive – 3.2%
Adient US LLC 9.00%, 04/15/2025(a)		390	431,917
Allison Transmission, Inc. 5.00%, 10/01/2024(a)		930	938,863
American Axle & Manufacturing, Inc. 6.25%, 04/01/2025		70	69,256
6.50%, 04/01/2027		211	204,079
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	110	129,385
6.25%, 05/15/2026(a)	U.S.$	282	295,719
8.50%, 05/15/2027(a)		254	262,809
Dana, Inc. 5.50%, 12/15/2024		844	859,926
Ford Motor Co. 8.50%, 04/21/2023		624	680,241
9.00%, 04/22/2025		180	206,275
Ford Motor Credit Co. LLC 3.096%, 05/04/2023		1,041	1,017,452
Garrett LX I SARL/Garrett Borrowing LLC 5.125%, 10/15/2026(a)(c)(d)	EUR	442	489,606
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(a)(b)		281	330,330

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Jaguar Land Rover Automotive PLC 5.875%, 11/15/2024(a)	EUR	100	$105,606
6.875%, 11/15/2026(a)		259	277,094
Meritor, Inc. 6.25%, 02/15/2024	U.S.$	400	406,772
6.25%, 06/01/2025(a)		64	66,907
Navistar International Corp. 9.50%, 05/01/2025(a)		48	54,017
PM General Purchaser LLC 9.50%, 10/01/2028(a)		148	153,491
Tenneco, Inc. 4.875%, 04/15/2022(a)	EUR	291	326,433
5.00%, 07/15/2024(a)		230	249,703
Titan International, Inc. 6.50%, 11/30/2023	U.S.$	285	213,984
Truck Hero, Inc. 8.50%, 04/21/2024(a)		127	134,619
ZF North America Capital, Inc. 4.50%, 04/29/2022(a)		907	930,555
4.75%, 04/29/2025(a)		400	409,776

			9,244,815

Consumer Cyclical - Entertainment – 1.4%
Carnival Corp. 1.875%, 11/07/2022	EUR	785	778,001
11.50%, 04/01/2023(a)	U.S.$	567	635,080
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)		644	660,306
NCL Corp., Ltd. 3.625%, 12/15/2024(a)		891	624,270
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(a)		338	376,951
11.50%, 06/01/2025(a)		609	705,928
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)		111	118,181
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		137	145,365
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		132	102,622

			4,146,704

Consumer Cyclical - Other – 3.5%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		435	438,389
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 6.25%, 09/15/2027(a)		545	550,047

18 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Colt Merger Sub, Inc. 6.25%, 07/01/2025(a)	U.S.$	330	$344,827
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		460	459,347
Forestar Group, Inc. 5.00%, 03/01/2028(a)		303	305,357
8.00%, 04/15/2024(a)		258	273,392
Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(a)		602	636,049
Hilton Domestic Operating Co., Inc. 4.875%, 01/15/2030		526	542,106
5.375%, 05/01/2025(a)		105	109,533
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125%, 12/01/2024		743	769,369
International Game Technology PLC 3.50%, 07/15/2024(a)	EUR	135	156,190
KB Home 7.00%, 12/15/2021	U.S.$	144	151,044
7.50%, 09/15/2022		363	398,469
7.625%, 05/15/2023		355	391,253
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 09/15/2026		652	665,875
Mattamy Group Corp. 5.25%, 12/15/2027(a)		695	715,787
Meritage Homes Corp. 7.00%, 04/01/2022		597	636,545
MGM Resorts International 7.75%, 03/15/2022		96	101,237
Samsonite Finco SARL 3.50%, 05/15/2026(a)	EUR	215	204,943
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(a)	U.S.$	445	445,779
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 07/15/2026(a)		355	376,300
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(a)		195	215,522
Wyndham Destinations, Inc. 6.625%, 07/31/2026(a)		532	561,185
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(a)		670	633,177

			10,081,722

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.4%
1011778 BC ULC/New Red Finance, Inc. 5.75%, 04/15/2025(a)	U.S.$	452	$482,207
IRB Holding Corp. 7.00%, 06/15/2025(a)		183	195,311
Yum! Brands, Inc. 7.75%, 04/01/2025(a)		375	415,776

			1,093,294

Consumer Cyclical - Retailers – 2.1%
Burlington Coat Factory Warehouse Corp. 6.25%, 04/15/2025(a)		37	38,955
Dufry One BV 2.50%, 10/15/2024(a)	EUR	748	758,598
Hanesbrands, Inc. 4.625%, 05/15/2024(a)	U.S.$	607	631,911
L Brands, Inc. 5.625%, 02/15/2022		744	777,540
6.875%, 07/01/2025(a)		85	91,692
Penske Automotive Group, Inc. 3.50%, 09/01/2025		580	578,040
5.75%, 10/01/2022		1,393	1,393,000
Rite Aid Corp. 7.50%, 07/01/2025(a)		145	143,215
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		735	748,304
Staples, Inc. 7.50%, 04/15/2026(a)		389	359,397
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		177	178,051
William Carter Co. (The) 5.625%, 03/15/2027(a)		547	576,746

			6,275,449

Consumer Non-Cyclical – 2.4%
Acadia Healthcare Co., Inc. 5.625%, 02/15/2023		578	581,653
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(a)		397	401,804
4.625%, 01/15/2027(a)		285	291,521
7.50%, 03/15/2026(a)		185	203,574
Bausch Health Cos., Inc. 5.50%, 03/01/2023(a)		173	172,676
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)		106	111,950

20 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cheplapharm Arzneimittel GmbH 3.50%, 02/11/2027(a)	EUR	106	$119,930
CHS/Community Health Systems, Inc. 6.625%, 02/15/2025(a)	U.S.$	357	345,333
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		88	88,014
Envision Healthcare Corp. 8.75%, 10/15/2026(a)		77	36,908
Global Medical Response, Inc. 6.50%, 10/01/2025(a)		290	287,773
HCA, Inc. 5.375%, 02/01/2025		173	189,412
5.875%, 02/15/2026		373	417,711
IQVIA, Inc. 3.25%, 03/15/2025(a)	EUR	248	292,948
LifePoint Health, Inc. 4.375%, 02/15/2027(a)	U.S.$	147	147,088
6.75%, 04/15/2025(a)		469	493,998
MEDNAX, Inc. 5.25%, 12/01/2023(a)		496	501,838
6.25%, 01/15/2027(a)		427	443,158
Newell Brands, Inc. 4.35%, 04/01/2023		205	214,133
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(a)		474	496,150
Tenet Healthcare Corp. 4.875%, 01/01/2026(a)		678	686,563
7.50%, 04/01/2025(a)		546	589,691

			7,113,826

Energy – 4.2%
Antero Resources Corp. 5.125%, 12/01/2022		651	538,969
Apache Corp. 4.625%, 11/15/2025		108	102,927
4.875%, 11/15/2027		222	209,925
Callon Petroleum, Co. 6.25%, 04/15/2023		273	88,463
8.25%, 07/15/2025		125	34,064
Cheniere Energy Partners LP 4.50%, 10/01/2029		193	197,839
CITGO Petroleum Corp. 6.25%, 08/15/2022(a)		370	367,580
7.00%, 06/15/2025(a)		376	367,059
Comstock Resources, Inc. 7.50%, 05/15/2025(a)		68	64,306
DCP Midstream Operating LP 4.95%, 04/01/2022		1,011	1,021,929

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EnLink Midstream Partners LP 4.15%, 06/01/2025	U.S.$	208	$178,965
4.40%, 04/01/2024		54	48,600
4.85%, 07/15/2026		582	503,092
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024		108	92,027
7.75%, 02/01/2028		680	590,478
Global Partners LP/GLP Finance Corp. 7.00%, 06/15/2023		417	425,148
Gulfport Energy Corp. 6.00%, 10/15/2024		400	247,828
Hess Midstream Operations LP 5.625%, 02/15/2026(a)		195	198,393
HighPoint Operating Corp. 7.00%, 10/15/2022		231	56,290
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/2024(a)		469	424,454
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		356	177,794
Neptune Energy Bondco PLC 6.625%, 05/15/2025(a)		235	209,047
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		1,060	706,766
Occidental Petroleum Corp. 2.90%, 08/15/2024		1,125	954,731
3.20%, 08/15/2026		87	69,048
PDC Energy, Inc. 5.75%, 05/15/2026		304	281,331
QEP Resources, Inc. 5.25%, 05/01/2023		588	427,100
5.375%, 10/01/2022		328	270,495
Range Resources Corp. 5.00%, 03/15/2023		246	233,730
SM Energy Co. 5.625%, 06/01/2025		185	85,966
6.125%, 11/15/2022		115	89,787
Sunoco LP/Sunoco Finance Corp. 4.875%, 01/15/2023		1,150	1,158,694
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		221	203,296
Transocean Sentry Ltd. 5.375%, 05/15/2023(a)		530	359,420
Weatherford International Ltd. 11.00%, 12/01/2024(a)		109	65,835

22 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Western Midstream Operating LP 4.00%, 07/01/2022	U.S.$	84	$84,520
5.05%, 02/01/2030		1,182	1,150,251

			12,286,147

Other Industrial – 0.3%
Avient Corp. 5.75%, 05/15/2025(a)		128	135,571
KAR Auction Services, Inc. 5.125%, 06/01/2025(a)		679	677,357

			812,928

Services – 2.1%
ADT Security Corp. (The) 4.125%, 06/15/2023		539	563,530
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		475	505,068
ANGI Group LLC 3.875%, 08/15/2028(a)		247	245,175
APX Group, Inc. 6.75%, 02/15/2027(a)		147	152,366
7.875%, 12/01/2022		415	416,025
Aramark Services, Inc. 4.75%, 06/01/2026		195	197,166
5.00%, 04/01/2025(a)		506	513,079
Carlson Travel, Inc. 6.75%, 12/15/2025(a)		816	628,793
8.50%, 03/31/2025(a)		144	145,517
eDreams ODIGEO SA 5.50%, 09/01/2023(a)	EUR	415	409,801
Intertrust Group BV 3.375%, 11/15/2025(a)		556	664,841
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 04/15/2022(a)	U.S.$	136	136,171
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(a)		583	608,990
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/2025(a)		85	87,577
Sabre GLBL, Inc. 5.25%, 11/15/2023(a)		166	161,784
7.375%, 09/01/2025(a)		585	590,154
TripAdvisor, Inc. 7.00%, 07/15/2025(a)		220	229,693

			6,255,730

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 2.1%
Avaya, Inc. 6.125%, 09/15/2028(a)	U.S.$	547	$556,644
Black Knight InfoServ LLC 3.625%, 09/01/2028(a)		438	442,945
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		389	401,218
CommScope, Inc. 5.50%, 03/01/2024(a)		362	371,300
Dell International LLC/EMC Corp. 5.875%, 06/15/2021(a)		359	359,381
7.125%, 06/15/2024(a)		671	697,471
Microchip Technology, Inc. 4.25%, 09/01/2025(a)		238	246,837
NCR Corp. 5.75%, 09/01/2027(a)		309	322,837
8.125%, 04/15/2025(a)		148	163,630
Solera LLC/Solera Finance, Inc. 10.50%, 03/01/2024(a)		195	203,820
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 02/01/2023-09/01/2025(a)		1,386	1,412,183
Xerox Corp. 4.375%, 03/15/2023		798	821,086

			5,999,352

Transportation - Airlines – 0.4%
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		1,031	1,091,435

Transportation - Services – 0.9%
Algeco Global Finance PLC 6.50%, 02/15/2023(a)	EUR	109	127,700
8.00%, 02/15/2023(a)	U.S.$	806	805,234
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 07/15/2027(a)		69	62,134
10.50%, 05/15/2025(a)		245	277,590
XPO Logistics, Inc. 6.125%, 09/01/2023(a)		1,311	1,339,475

			2,612,133

			100,734,013

Financial Institutions – 4.6%
Banking – 1.9%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)		1,128	1,056,440
Ally Financial, Inc. 5.75%, 11/20/2025		785	882,332

24 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Bilbao Vizcaya Argentaria SA 5.875%, 05/24/2022(a)(e)	EUR	200	$230,680
Banco Santander SA 6.75%, 04/25/2022(a)(e)		600	733,789
Discover Financial Services Series D 6.125%, 06/23/2025(e)	U.S.$	811	856,676
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		914	964,416
Societe Generale SA 8.00%, 09/29/2025(a)(e)		386	431,266
UniCredit SpA 9.25%, 06/03/2022(a)(e)	EUR	427	543,190

			5,698,789

Brokerage – 0.2%
LPL Holdings, Inc. 5.75%, 09/15/2025(a)	U.S.$	385	397,944
NFP Corp. 7.00%, 05/15/2025(a)		132	140,778

			538,722

Finance – 0.9%
goeasy Ltd. 5.375%, 12/01/2024(a)		852	866,663
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.25%, 06/03/2026(a)		223	227,852
Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	327	368,305
Navient Corp. 5.50%, 01/25/2023	U.S.$	506	510,220
6.50%, 06/15/2022		117	119,379
7.25%, 09/25/2023		137	141,288
SLM Corp. 5.125%, 04/05/2022		449	460,445

			2,694,152

Insurance – 0.3%
Acrisure LLC/Acrisure Finance, Inc. 8.125%, 02/15/2024(a)		759	794,066

Other Finance – 0.4%
Intrum AB 2.75%, 07/15/2022(a)	EUR	63	73,981
3.50%, 07/15/2026(a)		250	266,733
4.875%, 08/15/2025(a)		145	166,719
Nordic Aviation Capital 5.04%, 02/27/2024(f)(g)	U.S.$	767	578,864

			1,086,297

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITS – 0.9%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 05/15/2026(a)	U.S.$	236	$187,327
Diversified Healthcare Trust 6.75%, 12/15/2021		250	254,645
9.75%, 06/15/2025		353	392,543
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 05/01/2024		696	738,275
5.75%, 02/01/2027		200	215,126
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 04/01/2027(a)		285	295,326
VICI Properties LP/VICI Note Co., Inc. 3.50%, 02/15/2025(a)		435	431,324

			2,514,566

			13,326,592

Utility – 0.3%
Electric – 0.3%
Talen Energy Supply LLC 7.25%, 05/15/2027(a)		394	391,884
Vistra Operations Co. LLC 5.50%, 09/01/2026(a)		528	551,755

			943,639

Total Corporates – Non-Investment Grade (cost $115,899,315)			115,004,244

CORPORATES – INVESTMENT GRADE – 20.9%
Industrial – 14.3%
Basic – 2.0%
Anglo American Capital PLC 3.625%, 09/11/2024(a)		1,323	1,421,312
Arconic Corp. 6.00%, 05/15/2025(a)		285	304,329
Celulosa Arauco y Constitucion SA 4.50%, 08/01/2024		399	436,985
Glencore Finance Canada Ltd. 4.25%, 10/25/2022(a)		610	646,679
Glencore Finance Europe Ltd. 1.875%, 09/13/2023(a)	EUR	290	353,373
Glencore Funding LLC 4.125%, 05/30/2023(a)	U.S.$	300	321,441
Gold Fields Orogen Holdings BVI Ltd. 4.875%, 10/07/2020(a)		242	241,849

26 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, 04/29/2024(a)	U.S.$	254	$277,654
Industrias Penoles SAB de CV 5.65%, 09/12/2049(a)		395	457,398
MEGlobal Canada ULC 5.00%, 05/18/2025(a)		248	266,987
Vale Overseas Ltd. 3.75%, 07/08/2030		37	38,008
Westlake Chemical Corp. 3.60%, 08/15/2026		843	925,757

			5,691,772

Capital Goods – 0.4%
CNH Industrial NV 4.50%, 08/15/2023		854	927,675
General Electric Co. 3.45%, 05/01/2027		188	198,725
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		91	95,987
4.40%, 03/15/2024		50	54,339

			1,276,726

Communications - Telecommunications – 0.1%
Qwest Corp. 6.75%, 12/01/2021		265	279,366

Consumer Cyclical - Automotive – 2.1%
BMW US Capital LLC 3.90%, 04/09/2025(a)		563	629,181
General Motors Financial Co., Inc. 2.20%, 04/01/2024(a)	EUR	472	568,648
5.10%, 01/17/2024	U.S.$	837	914,506
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		768	802,645
Hyundai Capital America 5.875%, 04/07/2025(a)		771	898,462
Lear Corp. 3.80%, 09/15/2027		395	415,753
Nissan Motor Acceptance Corp. 2.60%, 09/28/2022(a)		22	22,188
2.80%, 01/13/2022(a)		19	19,218
3.45%, 03/15/2023(a)		29	29,984
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		1,110	1,113,119
Volkswagen Group of America Finance LLC 3.35%, 05/13/2025(a)		785	857,730

			6,271,434

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 1.4%
Las Vegas Sands Corp. 3.20%, 08/08/2024	U.S.$	545	$550,663
Lennar Corp. 4.50%, 04/30/2024		614	659,528
4.75%, 11/15/2022		650	679,822
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		112	124,772
PulteGroup, Inc. 5.50%, 03/01/2026		748	853,004
Toll Brothers Finance Corp. 4.375%, 04/15/2023		867	908,070
5.875%, 02/15/2022		237	246,696

			4,022,555

Consumer Cyclical - Retailers – 0.5%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		719	809,011
PVH Corp. 4.625%, 07/10/2025(a)		246	256,925
Ross Stores, Inc. 4.60%, 04/15/2025		188	216,192
4.70%, 04/15/2027		142	167,434

			1,449,562

Consumer Non-Cyclical – 0.5%
BAT Capital Corp. 2.259%, 03/25/2028		735	738,080
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)		343	350,717
Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030		220	246,143

			1,334,940

Energy – 4.6%
Boardwalk Pipelines LP 5.95%, 06/01/2026		513	596,881
Cenovus Energy, Inc. 3.80%, 09/15/2023		30	28,991
4.25%, 04/15/2027		830	754,171
Cheniere Corpus Christi Holdings LLC 7.00%, 06/30/2024		511	588,544
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(a)		262	268,178
Enable Midstream Partners LP 3.90%, 05/15/2024		1,564	1,539,164

28 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy Transfer Operating LP 4.25%, 03/15/2023	U.S.$	509	$529,818
4.75%, 01/15/2026		253	269,546
Marathon Petroleum Corp. 4.50%, 05/01/2023		398	429,554
4.70%, 05/01/2025		345	389,357
5.125%, 12/15/2026		1,656	1,928,743
MPLX LP 4.875%, 06/01/2025		783	886,411
Newfield Exploration Co. 5.625%, 07/01/2024		1,029	998,819
5.75%, 01/30/2022		319	320,024
Oleoducto Central SA 4.00%, 07/14/2027(a)		560	581,560
ONEOK, Inc. 2.20%, 09/15/2025		374	368,936
4.35%, 03/15/2029		323	336,850
5.85%, 01/15/2026		213	245,455
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(a)		258	265,732
Plains All American Pipeline LP/PAA Finance Corp. 4.50%, 12/15/2026		57	60,718
4.65%, 10/15/2025		681	732,368
Raizen Fuels Finance SA 5.30%, 01/20/2027(a)		392	428,260
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024		387	438,103
Sunoco Logistics Partners Operations LP 3.90%, 07/15/2026		20	20,567
WPX Energy, Inc. 4.50%, 01/15/2030		531	522,324

			13,529,074

Services – 0.3%
Booking Holdings, Inc. 4.625%, 04/13/2030		195	234,300
Expedia Group, Inc. 6.25%, 05/01/2025(a)		112	123,364
7.00%, 05/01/2025(a)		381	410,703

			768,367

Technology – 1.0%
Baidu, Inc. 3.075%, 04/07/2025		234	247,808
Broadcom, Inc. 4.15%, 11/15/2030		369	413,941
4.25%, 04/15/2026		368	415,030
4.70%, 04/15/2025		374	424,864

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)	U.S.$	339	$398,654
Ingram Micro, Inc. 5.45%, 12/15/2024		89	95,217
Leidos, Inc. 2.95%, 05/15/2023(a)		107	112,576
Seagate HDD Cayman 4.875%, 03/01/2024		218	237,406
Western Digital Corp. 4.75%, 02/15/2026		460	497,223

			2,842,719

Transportation - Airlines – 0.9%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)		321	353,029
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		272	278,484
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		1,112	1,158,126
Southwest Airlines Co. 4.75%, 05/04/2023		150	160,035
5.25%, 05/04/2025		537	591,709

			2,541,383

Transportation - Railroads – 0.0%
Lima Metro Line 2 Finance Ltd. 5.875%, 07/05/2034(a)		106	129,647

Transportation - Services – 0.5%
Adani Ports & Special Economic Zone Ltd. 3.95%, 01/19/2022(a)		546	558,176
Aviation Capital Group LLC 2.875%, 01/20/2022(a)		296	293,910
3.50%, 11/01/2027(a)		88	78,495
3.875%, 05/01/2023(a)		224	221,780
4.125%, 08/01/2025(a)		3	2,874
4.375%, 01/30/2024(a)		308	306,300
4.875%, 10/01/2025(a)		31	30,489
5.50%, 12/15/2024(a)		105	108,180

			1,600,204

			41,737,749

Financial Institutions – 6.3%
Banking – 3.5%
ABN AMRO Bank NV 7.75%, 05/15/2023(h)		200	227,075
AIB Group PLC 4.75%, 10/12/2023(a)		290	314,406

30 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ally Financial, Inc. 5.80%, 05/01/2025	U.S.$	108	$124,602
Banco de Credito del Peru 3.125%, 07/01/2030(a)		248	248,000
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		266	294,555
Banco Santander SA 5.179%, 11/19/2025		400	453,096
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(e)		56	59,419
BBVA Bancomer SA/Texas 6.50%, 03/10/2021(a)		520	531,538
BNP Paribas SA 6.75%, 03/14/2022(a)(e)		383	396,428
7.625%, 03/30/2021(a)(e)		383	389,821
CIT Group, Inc. 5.00%, 08/15/2022		108	111,473
5.25%, 03/07/2025		746	789,343
Citigroup Capital XVIII 0.949% (Sterling LIBOR 3 Month + 0.89%), 06/28/2067(i)	GBP	643	686,921
Citigroup, Inc. Series V 4.70%, 01/30/2025(e)	U.S.$	292	282,603
Cooperatieve Rabobank UA 3.95%, 11/09/2022		250	265,915
Danske Bank A/S 3.244%, 12/20/2025(a)		358	381,238
DNB Bank ASA 6.50%, 03/26/2022(a)(e)		200	207,734
Fifth Third Bancorp Series L 4.50%, 09/30/2025(e)		86	86,634
Lloyds Banking Group PLC 7.625%, 06/27/2023(a)(e)	GBP	410	550,205
Natwest Group PLC 8.625%, 08/15/2021(e)	U.S.$	1,050	1,081,531
Series U 2.54% (LIBOR 3 Month + 2.32%), 09/30/2027(e)(i)		900	860,157
Standard Chartered PLC 5.20%, 01/26/2024(a)		506	549,071
UBS Group AG 7.00%, 01/31/2024-02/19/2025(a)(e)		744	812,741

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UniCredit SpA 2.569%, 09/22/2026(a)	U.S.$	468	$463,694

			10,168,200

Brokerage – 0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(e)		388	419,653

Finance – 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.65%, 07/21/2027		659	603,064
3.875%, 01/23/2028		196	181,749
4.125%, 07/03/2023		196	199,699
6.50%, 07/15/2025		291	313,715
Air Lease Corp. 4.25%, 02/01/2024		3	3,120
Aircastle Ltd. 4.40%, 09/25/2023		11	10,885
5.25%, 08/11/2025(a)		1,033	1,010,966
GE Capital Funding LLC 4.05%, 05/15/2027(a)		550	591,976
Park Aerospace Holdings Ltd. 4.50%, 03/15/2023(a)		155	153,419
Synchrony Financial 4.25%, 08/15/2024		1,070	1,162,598

			4,231,191

Insurance – 0.3%
Centene Corp. 4.25%, 12/15/2027		169	176,809
4.625%, 12/15/2029		20	21,557
4.75%, 01/15/2025		537	551,601

			749,967

REITS – 1.0%
EPR Properties 4.95%, 04/15/2028		128	124,367
5.25%, 07/15/2023		650	649,955
GLP Capital LP/GLP Financing II, Inc. 3.35%, 09/01/2024		13	13,172
5.25%, 06/01/2025		191	207,608
5.375%, 04/15/2026		79	87,576
Healthpeak Properties, Inc. 4.20%, 03/01/2024		58	63,762
MPT Operating Partnership LP/MPT Finance Corp. 5.25%, 08/01/2026		530	544,888

32 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Office Properties Income Trust 4.50%, 02/01/2025	U.S.$	279	$282,490
Sabra Health Care LP 4.80%, 06/01/2024		371	389,353
Spirit Realty LP 4.45%, 09/15/2026		303	326,801
Trust Fibra Uno 4.869%, 01/15/2030(a)		211	212,424

			2,902,396

			18,471,407

Utility – 0.3%
Electric – 0.3%
Adani Transmission Ltd. 4.00%, 08/03/2026(a)		273	282,043
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		291	298,184
Engie Energia Chile SA 4.50%, 01/29/2025(a)		259	286,357

			866,584

Total Corporates – Investment Grade (cost $58,339,979)			61,075,740

BANK LOANS – 10.1%
Industrial – 9.2%
Basic – 0.4%
Graham Packaging Company Inc. 4.500% (LIBOR 1 Month + 3.75%), 08/04/2027(j)		720	714,902
Illuminate Buyer, LLC 4.147% (LIBOR 1 Month + 4.00%), 06/30/2027(j)		290	287,283
Nouryon Finance B.V. (fka AkzoNobel) 3.151% (LIBOR 1 Month + 3.00%), 10/01/2025(j)		94	90,459

			1,092,644

Capital Goods – 1.4%
Apex Tool Group, LLC 6.500% (LIBOR 1 Month + 5.25%), 08/01/2024(j)		920	870,604
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 3.750% (LIBOR 1 Month + 3.00%), 08/01/2025(j)		361	351,346
BWay Holding Company 3.523% (LIBOR 3 Month + 3.25%), 04/03/2024(j)		793	742,528

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gates Global LLC 3.750% (LIBOR 1 Month + 2.75%), 04/01/2024(j)	U.S.$	353	$347,027
GFL Environmental Inc. 4.000% (LIBOR 3 Month + 3.00%), 05/30/2025(j)		308	305,868
Granite US Holdings Corporation 6.322% (LIBOR 3 Month + 5.25%), 09/30/2026(g)(j)		550	520,166
Honeywell Technologies SARL (fka Garrett Motion Inc.) 5.750% (PRIME 3 Month + 2.50%), 09/27/2025(j)		289	278,474
TransDigm Inc. 2.397% (LIBOR 1 Month + 2.25%), 12/09/2025(j)		671	633,338
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 2.647% (LIBOR 1 Month + 2.50%), 10/23/2025(j)		58	52,585

			4,101,936

Communications - Media – 0.3%
Clear Channel Outdoor Holdings, Inc. 3.761% (LIBOR 3 Month + 3.50%), 08/21/2026(j)		83	75,488
Nielsen Finance LLC 4.750% (LIBOR 1 Month + 3.75%), 06/04/2025(j)		130	129,416
Townsquare Media, Inc. 4.000% (LIBOR 3 Month + 3.00%), 04/01/2022(g)(j)		383	361,842
Univision Communications Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(j)		255	245,052

			811,798

Communications - Telecommunications – 0.1%
Intrado Corporation 5.000% (LIBOR 1 Month + 4.00%), 10/10/2024(j)		509	460,459

Consumer Cyclical - Automotive – 0.3%
Clarios Global LP 3.647% (LIBOR 1 Month + 3.50%), 04/30/2026(j)		129	125,201

34 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dana Incorporated 2.400% (LIBOR 1 Month + 2.25%), 02/27/2026(j)	U.S.$	409	$398,601
Navistar, Inc. 3.660% (LIBOR 1 Month + 3.50%), 11/06/2024(j)		279	276,317

			800,119

Consumer Cyclical - Entertainment – 0.3%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 3.750% (LIBOR 1 Month + 3.00%), 04/01/2024(j)		1,012	939,424

Consumer Cyclical - Other – 0.9%
Caesars Resort Collection, LLC 2.897% (LIBOR 1 Month + 2.75%), 12/23/2024(j)		428	399,863
Flutter Entertainment PLC 3.720% (LIBOR 3 Month + 3.50%), 07/10/2025(j)		98	97,483
Marriott Ownership Resorts, Inc. 1.897% (LIBOR 1 Month + 1.75%), 08/29/2025(j)		352	335,535
Playtika Holding Corp. 7.000% (LIBOR 3 Month + 6.00%), 12/10/2024(j)		1,085	1,084,336
Ply Gem Midco, Inc. 3.901% (LIBOR 1 Month + 3.75%), 04/12/2025(j)		128	125,435
Scientific Games International, Inc. 2.897% (LIBOR 1 Month + 2.75%), 08/14/2024(j)		101	94,479
3.612% (LIBOR 3 Month + 2.75%), 08/14/2024(j)		411	386,204

			2,523,335

Consumer Cyclical - Restaurants – 1.1%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (fka Burger King/Tim Hortons) 1.897% (LIBOR 1 Month + 1.75%), 11/19/2026(j)		1,640	1,569,946
Golden Nugget, Inc. (fka Landry’s Inc.) 3.250% (LIBOR 2 Month + 2.50%), 10/04/2023(j)		1,130	1,004,766

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

IRB Holding Corp. (aka Arby’s/Buffalo Wild Wings) 3.750% (LIBOR 3 Month + 2.75%), 02/05/2025(j)	U.S.$	477	$454,662
Whatabrands LLC 2.906% (LIBOR 1 Month + 2.75%), 07/31/2026(j)		206	200,832

			3,230,206

Consumer Cyclical - Retailers – 0.2%
Bass Pro Group, LLC 5.750% (LIBOR 3 Month + 5.00%), 09/25/2024(j)		130	128,874
PetSmart, Inc. 4.500% (LIBOR 3 Month + 3.50%), 03/11/2022(j)		430	428,908

			557,782

Consumer Non-Cyclical – 2.4%
Acadia Healthcare Company, Inc. 2.647% (LIBOR 1 Month + 2.50%), 02/11/2022-02/16/2023(j)		373	369,508
Aldevron, LLC 5.250% (LIBOR 1 Month + 4.25%), 10/12/2026(j)		790	789,272
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 7.897% (LIBOR 1 Month + 7.75%), 09/26/2025(j)		455	438,529
Arbor Pharmaceuticals, LLC 6.000% (LIBOR 3 Month + 5.00%), 07/05/2023(j)		375	346,035
BI-LO, LLC 9.000% (LIBOR 1 Month + 8.00%), 05/31/2024(j)		634	633,202
Chobani, LLC (Chobani Idaho, LLC) 4.500% (LIBOR 1 Month + 3.50%), 10/10/2023(j)		289	285,387
Envision Healthcare Corporation 3.897% (LIBOR 1 Month + 3.75%), 10/10/2025(j)		274	196,818
Global Medical Response, Inc. 4.250% (LIBOR 3 Month + 3.25%), 04/28/2022(j)		1,451	1,445,831
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.897% (LIBOR 1 Month + 3.75%), 11/16/2025(j)		802	777,818

36 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Milano Acquisition Corp. 08/17/2027(g)(k)	U.S.$	400	$395,000
MPH Acquisition Holdings LLC 3.750% (LIBOR 3 Month + 2.75%), 06/07/2023(j)		532	523,359
U.S. Renal Care, Inc. 5.147% (LIBOR 1 Month + 5.00%), 06/26/2026(j)		828	805,087

			7,005,846

Energy – 0.1%
CITGO Petroleum Corporation 6.000% (LIBOR 3 Month + 5.00%), 03/28/2024(j)		270	255,835

Other Industrial – 0.1%
Core & Main LP 3.750% (LIBOR 3 Month + 2.75%), 08/01/2024(j)		61	60,081
Dealer Tire, LLC 4.399% (LIBOR 1 Month + 4.25%), 12/12/2025(g)(j)		129	125,799
KAR Auction Services, Inc. 2.438% (LIBOR 1 Month + 2.25%), 09/19/2026(g)(j)		107	102,699
Rockwood Service Corporation 4.397% (LIBOR 1 Month + 4.25%), 01/23/2027(g)(j)		37	36,575

			325,154

Services – 0.7%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 4.397% (LIBOR 1 Month + 4.25%), 07/10/2026(j)		575	568,136
Amentum Government Services Holdings LLC 3.647% (LIBOR 1 Month + 3.50%), 01/29/2027(j)		60	58,828
Garda World Security Corporation 4.900% (LIBOR 1 Month + 4.75%), 10/30/2026(j)		195	193,273
Parexel International Corporation 2.897% (LIBOR 1 Month + 2.75%), 09/27/2024(j)		297	284,807
PI UK Holdco II Limited 4.500% (LIBOR 3 Month + 3.50%), 01/03/2025(j)		399	383,673

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(j)	U.S.$	532	$444,589

			1,933,306

Technology – 0.9%
athenahealth, Inc. 4.750% (LIBOR 3 Month + 4.50%), 02/11/2026(j)		532	522,328
Avaya Inc. 4.401% (LIBOR 1 Month + 4.25%), 12/15/2024(j)		12	12,365
Boxer Parent Company Inc. (fka BMC Software, Inc.) 4.397% (LIBOR 1 Month + 4.25%), 10/02/2025(j)		1,023	990,288
MTS Systems Corporation 4.000% (LIBOR 1 Month + 3.25%), 07/05/2023(g)(j)		158	155,179
Pitney Bowes Inc. 5.650% (LIBOR 1 Month + 5.50%), 01/07/2025(j)		289	280,086
Presidio Holdings Inc. 3.770% (LIBOR 3 Month + 3.50%), 01/22/2027(g)(j)		111	109,377
Solera, LLC (Solera Finance, Inc.) 2.938% (LIBOR 2 Month + 2.75%), 03/03/2023(j)		669	653,833
Veritas US Inc. 6.500% (LIBOR 3 Month + 5.50%), 09/01/2025(j)		98	95,952

			2,819,408

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 5.750% (LIBOR 3 Month + 4.75%), 04/29/2023(j)		50	49,750

			27,145,507

Financial Institutions – 0.7%
Finance – 0.2%
Avolon TLB Borrower 1 (US) LLC 2.500% (LIBOR 1 Month + 1.75%), 01/15/2025(j)		183	177,404
Jefferies Finance LLC 3.438% (LIBOR 1 Month + 3.25%), 06/03/2026(g)(j)		199	190,760

			368,164

38 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.5%
Cross Financial Corp. 5.500% (LIBOR 1 Month + 4.50%), 09/15/2027(g)(j)	U.S.$	420	$417,900
Hub International Limited 5.000% (LIBOR 3 Month + 4.00%), 04/25/2025(j)		722	718,657
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 4.147% (LIBOR 1 Month + 4.00%), 09/03/2026(j)		366	360,041

			1,496,598

			1,864,762

Utility – 0.2%
Electric – 0.2%
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(j)		602	597,595

Total Bank Loans (cost $30,203,377)			29,369,359

COLLATERALIZED MORTGAGE OBLIGATIONS – 8.6%
Risk Share Floating Rate – 8.6%
Bellemeade Re Ltd. Series 2019-1A, Class M2 2.848% (LIBOR 1 Month + 2.70%), 03/25/2029(a)(i)		185	172,093
Series 2019-2A, Class M1C 2.148% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(i)		342	337,210
Series 2019-3A, Class M1C 2.098% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(i)		853	810,982
Series 2019-4A, Class M1C 2.675% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(i)		465	420,877
Series 2019-4A, Class M2 3.025% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(i)		884	815,240
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 2.548% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(i)		449	446,418

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-R01, Class 2M2 2.598% (LIBOR 1 Month + 2.45%), 07/25/2031(a)(i)	U.S.$	384	$381,143
Series 2019-R02, Class 1M2 2.448% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(i)		144	142,950
Series 2019-R03, Class 1M2 2.298% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(i)		41	40,853
Series 2019-R05, Class 1M2 2.148% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(i)		421	417,252
Series 2019-R06, Class 2M2 2.248% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(i)		614	608,859
Series 2019-R07, Class 1M2 2.248% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(i)		809	804,320
Series 2020-SBT1, Class 2M2 3.798% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(i)		51	48,543
Federal Home Loan Mortgage Corp. Series 2018-HQA2, Class M2 2.448% (LIBOR 1 Month + 2.30%), 10/25/2048(a)(i)		602	589,235
Series 2019-HQA1, Class M2 2.498% (LIBOR 1 Month + 2.35%), 02/25/2049(a)(i)		202	199,779
Series 2020-DNA1, Class M2 1.848% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(i)		1,821	1,781,525
Series 2020-HQA2, Class M2 3.248% (LIBOR 1 Month + 3.10%), 03/25/2050(a)(i)		83	81,752
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M3 4.298% (LIBOR 1 Month + 4.15%), 01/25/2025(i)		94	94,073
Series 2015-DNA1, Class M3 3.448% (LIBOR 1 Month + 3.30%), 10/25/2027(i)		244	248,647
Series 2015-DNA2, Class M3 4.048% (LIBOR 1 Month + 3.90%), 12/25/2027(i)		239	240,810
Series 2015-HQA1, Class M3 4.848% (LIBOR 1 Month + 4.70%), 03/25/2028(i)		185	191,046

40 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-DNA3, Class M3 5.148% (LIBOR 1 Month + 5.00%), 12/25/2028(i)	U.S.$	201	$207,764
Series 2016-DNA4, Class M3 3.948% (LIBOR 1 Month + 3.80%), 03/25/2029(i)		1,134	1,173,526
Series 2016-HQA2, Class M3 5.298% (LIBOR 1 Month + 5.15%), 11/25/2028(i)		278	286,889
Series 2016-HQA3, Class M3 3.998% (LIBOR 1 Month + 3.85%), 03/25/2029(i)		610	632,981
Series 2017-DNA1, Class M2 3.398% (LIBOR 1 Month + 3.25%), 07/25/2029(i)		922	944,433
Series 2017-DNA2, Class M2 3.598% (LIBOR 1 Month + 3.45%), 10/25/2029(i)		923	949,620
Series 2017-DNA3, Class M2 2.648% (LIBOR 1 Month + 2.50%), 03/25/2030(i)		944	951,865
Series 2017-HQA1, Class M2 3.698% (LIBOR 1 Month + 3.55%), 08/25/2029(i)		387	397,870
Series 2018-DNA1, Class M2 1.948% (LIBOR 1 Month + 1.80%), 07/25/2030(i)		403	395,818
Series 2018-HQA1, Class M2 2.448% (LIBOR 1 Month + 2.30%), 09/25/2030(i)		191	187,460
Series 2019-DNA1, Class M2 2.798% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(i)		435	430,594
Series 2019-DNA3, Class M2 2.198% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(i)		97	95,191
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.048% (LIBOR 1 Month + 4.90%), 11/25/2024(i)		95	98,036
Series 2015-C03, Class 1M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(i)		398	406,852
Series 2015-C03, Class 2M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(i)		107	109,933

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C04, Class 1M2 5.848% (LIBOR 1 Month + 5.70%), 04/25/2028(i)	U.S.$	78	$81,066
Series 2015-C04, Class 2M2 5.698% (LIBOR 1 Month + 5.55%), 04/25/2028(i)		96	98,078
Series 2016-C01, Class 1M2 6.898% (LIBOR 1 Month + 6.75%), 08/25/2028(i)		233	242,235
Series 2016-C01, Class 2M2 7.098% (LIBOR 1 Month + 6.95%), 08/25/2028(i)		81	85,730
Series 2016-C03, Class 1M2 5.448% (LIBOR 1 Month + 5.30%), 10/25/2028(i)		176	185,319
Series 2016-C03, Class 2M2 6.048% (LIBOR 1 Month + 5.90%), 10/25/2028(i)		160	169,549
Series 2016-C04, Class 1M2 4.398% (LIBOR 1 Month + 4.25%), 01/25/2029(i)		854	884,368
Series 2016-C05, Class 2M2 4.598% (LIBOR 1 Month + 4.45%), 01/25/2029(i)		223	230,236
Series 2016-C07, Class 2M2 4.498% (LIBOR 1 Month + 4.35%), 05/25/2029(i)		113	116,280
Series 2017-C01, Class 1M2 3.698% (LIBOR 1 Month + 3.55%), 07/25/2029(i)		945	972,316
Series 2017-C02, Class 2B1 5.648% (LIBOR 1 Month + 5.50%), 09/25/2029(i)		415	420,730
Series 2017-C03, Class 1M2 3.148% (LIBOR 1 Month + 3.00%), 10/25/2029(i)		67	66,470
Series 2017-C05, Class 1M2 2.348% (LIBOR 1 Month + 2.20%), 01/25/2030(i)		50	49,325
Series 2017-C07, Class 2M2 2.648% (LIBOR 1 Month + 2.50%), 05/25/2030(i)		10	9,754
Series 2018-C01, Class 1M2 2.398% (LIBOR 1 Month + 2.25%), 07/25/2030(i)		543	535,426
Series 2018-C02, Class 2M2 2.348% (LIBOR 1 Month + 2.20%), 08/25/2030(i)		240	232,198

42 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-C04, Class 2M2 2.698% (LIBOR 1 Month + 2.55%), 12/25/2030(i)	U.S.$	813	$798,690
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.048% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(i)		905	788,840
Oaktown Re III Ltd. Series 2019-1A, Class M2 2.698% (LIBOR 1 Month + 2.55%), 07/25/2029(a)(i)		270	255,235
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.146% (LIBOR 1 Month + 2.00%), 03/27/2024(h)(i)		279	265,387
Series 2019-2R, Class A 2.896% (LIBOR 1 Month + 2.75%), 05/27/2023(h)(i)		288	277,784
Series 2020-1R, Class A 2.496% (LIBOR 1 Month + 2.35%), 02/27/2023(h)(i)		466	448,548
Radnor Re Ltd. Series 2018-1, Class M2 2.848% (LIBOR 1 Month + 2.70%), 03/25/2028(a)(i)		150	142,888
Series 2019-1, Class M1B 2.098% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(i)		185	182,529
Series 2020-1, Class M1B 1.598% (LIBOR 1 Month + 1.45%), 02/25/2030(a)(i)		962	931,712
STACR Trust Series 2018-DNA3, Class M2 2.248% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(i)		445	433,977

Total Collateralized Mortgage Obligations (cost $25,187,332)			25,047,109

EMERGING MARKETS – SOVEREIGNS – 4.5%
Angola – 0.2%
Angolan Government International Bond 9.50%, 11/12/2025(a)		710	617,256

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bahrain – 0.3%
Bahrain Government International Bond 7.00%, 10/12/2028(a)	U.S.$	570	$622,191
CBB International Sukuk Programme Co. SPC 6.25%, 11/14/2024(a)		305	326,731

			948,922

Brazil – 0.2%
Brazilian Government International Bond 2.875%, 06/06/2025		547	551,923

Costa Rica – 0.3%
Costa Rica Government International Bond 4.375%, 04/30/2025(a)		1,054	986,149

Dominican Republic – 0.3%
Dominican Republic International Bond 6.875%, 01/29/2026(a)		520	578,825
7.50%, 05/06/2021(a)		301	309,029

			887,854

Ecuador – 0.1%
Ecuador Government International Bond Zero Coupon, 07/31/2030(a)		34	15,790
0.50%, 07/31/2030-07/31/2040(a)		449	260,156

			275,946

Egypt – 0.8%
Egypt Government International Bond 5.75%, 05/29/2024(a)		1,008	1,030,680
6.20%, 03/01/2024(a)		380	394,369
7.50%, 01/31/2027(a)		755	791,806

			2,216,855

El Salvador – 0.1%
El Salvador Government International Bond 7.75%, 01/24/2023(a)		300	289,313

Ghana – 0.3%
Ghana Government International Bond 6.375%, 02/11/2027(a)		224	201,880
7.875%, 03/26/2027(a)		545	517,409

			719,289

Honduras – 0.1%
Honduras Government International Bond 6.25%, 01/19/2027(a)		380	411,706

44 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kenya – 0.2%
Kenya Government International Bond 6.875%, 06/24/2024(a)	U.S.$	572	$581,652

Lebanon – 0.0%
Lebanon Government International Bond 6.10%, 10/04/2022(a)(c)(d)		210	34,125
6.85%, 03/23/2027(a)(c)(d)		11	1,650
Series G 6.60%, 11/27/2026(a)(c)(d)		51	7,650

			43,425

Mongolia – 0.1%
Mongolia Government International Bond 5.125%, 12/05/2022(a)		260	264,956

Nigeria – 0.5%
Nigeria Government International Bond 7.625%, 11/21/2025(a)		1,420	1,478,131

Oman – 0.3%
Oman Government International Bond 4.125%, 01/17/2023(a)		400	391,375
4.875%, 02/01/2025(a)		476	457,704

			849,079

Senegal – 0.2%
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	260	294,168
8.75%, 05/13/2021(a)	U.S.$	240	246,750

			540,918

South Africa – 0.3%
Republic of South Africa Government International Bond 4.30%, 10/12/2028		208	193,505
4.85%, 09/27/2027-09/30/2029		740	723,350

			916,855

Ukraine – 0.2%
Ukraine Government International Bond 7.75%, 09/01/2021(a)		530	544,310

Total Emerging Markets – Sovereigns (cost $13,553,827)			13,124,539

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 2.8%
Industrial – 2.7%
Basic – 1.0%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)	U.S.$	517	$481,046
Consolidated Energy Finance SA 6.875%, 06/15/2025(a)		205	187,308
CSN Resources SA 7.625%, 04/17/2026(a)		366	370,575
Eldorado Gold Corp. 9.50%, 06/01/2024(a)		550	587,785
First Quantum Minerals Ltd. 7.25%, 05/15/2022-04/01/2023(a)		1,205	1,195,899

			2,822,613

Capital Goods – 0.4%
Cemex SAB de CV 7.375%, 06/05/2027(a)		397	427,768
Embraer Netherlands Finance BV 5.40%, 02/01/2027		267	252,148
Usiminas International SARL 5.875%, 07/18/2026(a)		545	555,048

			1,234,964

Communications - Telecommunications – 0.2%
MTN Mauritius Investments Ltd. 5.373%, 02/13/2022(a)		408	415,905
VTR Comunicaciones SpA 5.125%, 01/15/2028(a)		262	270,016

			685,921

Consumer Cyclical - Other – 0.6%
MGM China Holdings Ltd. 5.25%, 06/18/2025(a)		275	279,898
5.375%, 05/15/2024(a)		214	220,153
5.875%, 05/15/2026(a)		216	223,560
Studio City Finance Ltd. 6.00%, 07/15/2025(a)		216	220,817
Wynn Macau Ltd. 5.50%, 01/15/2026(a)		475	469,062
5.625%, 08/26/2028(a)		345	338,963

			1,752,453

Consumer Non-Cyclical – 0.2%
BRF GmbH 4.35%, 09/29/2026(a)		285	294,708
BRF SA 4.875%, 01/24/2030(a)		285	292,006

46 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(b)(f)(g)(h)	U.S.$	101	$3,028
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(c)(h)(l)		425	3,838

			593,580

Energy – 0.3%
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		166	171,262
Petrobras Global Finance BV 5.093%, 01/15/2030		173	181,747
5.999%, 01/27/2028		326	360,980

			713,989

			7,803,520

Utility – 0.1%
Electric – 0.1%
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(a)		200	220,219
Terraform Global Operating LLC 6.125%, 03/01/2026(h)		108	109,776

			329,995

Total Emerging Markets – Corporate Bonds (cost $8,724,001)			8,133,515

COLLATERALIZED LOAN OBLIGATIONS – 2.3%
CLO - Floating Rate – 2.3%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.273% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(i)		644	622,252
Ballyrock CLO Ltd. Series 2019-2A, Class A1A 1.503% (LIBOR 3 Month + 1.25%), 11/20/2030(a)(i)		454	451,233
Dryden CLO Ltd. Series 2020-78A, Class C 3.217% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(i)		250	245,182
Series 2020-78A, Class D 4.267% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(i)		443	418,269
Elevation CLO Ltd. Series 2020-11A, Class C 3.523% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(i)		250	236,621

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-11A, Class D1 5.173% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(i)	U.S.$	282	$253,003
GoldenTree Loan Opportunities Ltd. Series 2014-9A, Class DR2 3.27% (LIBOR 3 Month + 3.00%), 10/29/2029(a)(i)		520	494,020
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 1.275% (LIBOR 3 Month + 1.03%), 04/26/2031(a)(i)		550	540,552
Kayne CLO Ltd. Series 2020-7A, Class C 3.407% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(i)		250	247,027
Mariner CLO LLC Series 2015-1A, Class AR2 1.252% (LIBOR 3 Month + 0.98%), 04/20/2029(a)(i)		1,317	1,306,344
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 3.364% (LIBOR 3 Month + 3.10%), 01/24/2033(a)(i)		521	466,947
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 1.275% (LIBOR 3 Month + 1.00%), 04/15/2031(a)(i)		550	536,982
THL Credit Wind River CLO Ltd. Series 2017-1A, Class AR 1.412% (LIBOR 3 Month + 1.14%), 04/18/2029(a)(i)		250	247,715
TIAA CLO II Ltd. Series 2017-1A, Class A 1.552% (LIBOR 3 Month + 1.28%), 04/20/2029(a)(i)		500	495,752

Total Collateralized Loan Obligations (cost $6,696,605)			6,561,899

ASSET-BACKED SECURITIES – 1.2%
Other ABS - Fixed Rate – 1.1%
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/2047(a)		588	605,463
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(a)		756	767,529

48 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-4A, Class C 4.91%, 12/15/2028(a)	U.S.$	752	$757,978
Series 2019-2A, Class C 4.11%, 07/16/2029(a)		245	245,863
SoFi Consumer Loan Program Trust Series 2019-3, Class D 3.89%, 05/25/2028(a)		503	516,298
Wendy’s Funding LLC Series 2018-1A, Class A2I 3.573%, 03/15/2048(a)		371	382,972

			3,276,103

Autos - Fixed Rate – 0.1%
Exeter Automobile Receivables Trust Series 2019-2A, Class E 4.68%, 05/15/2026(a)		270	279,210

Total Asset-Backed Securities (cost $3,501,180)			3,555,313

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.6%
Non-Agency Fixed Rate CMBS – 0.5%
CD Mortgage Trust Series 2016-CD1, Class XA 1.527%, 08/10/2049(m)		4,472	271,222
Citigroup Commercial Mortgage Trust Series 2017-C4, Class XA 1.248%, 10/12/2050(m)		3,189	175,944
Commercial Mortgage Trust Series 2012-CR3, Class D 4.909%, 10/15/2045(a)		100	69,699
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.555%, 08/10/2044(a)		210	194,371
Series 2011-GC5, Class D 5.555%, 08/10/2044(a)		236	187,587
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.303%, 06/15/2045(h)		100	63,655
JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class C 4.554%, 11/15/2047		225	208,370

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.206%, 09/15/2050(m)	U.S.$	1,117	$57,821
UBS Commercial Mortgage Trust Series 2012-C1, Class D 5.755%, 05/10/2045(a)		140	102,930
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.818%, 10/15/2049(m)		2,602	192,292
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class E 5.39%, 06/15/2044(a)		25	14,813

			1,538,704

Non-Agency Floating Rate CMBS – 0.1%
BFLD Series 2019-DPLO, Class E 2.392% (LIBOR 1 Month + 2.24%), 10/15/2034(a)(i)		160	143,277

Total Commercial Mortgage-Backed Securities (cost $1,837,653)			1,681,981

QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Chile – 0.1%
Corp. Nacional del Cobre de Chile 3.75%, 01/15/2031(a)		200	222,500

Indonesia – 0.1%
Indonesia Asahan Aluminium Persero PT 5.45%, 05/15/2030(a)		371	428,579

Malaysia – 0.1%
Petronas Capital Ltd. 3.50%, 04/21/2030(a)		221	247,102

Mexico – 0.2%
Petroleos Mexicanos 5.95%, 01/28/2031(a)		273	227,856
6.49%, 01/23/2027(a)		329	307,862

			535,718

Total Quasi-Sovereigns (cost $1,382,681)			1,433,899

50 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.4%
Colombia – 0.2%
Colombia Government International Bond 8.125%, 05/21/2024	U.S.$	370	$447,515

Mexico – 0.1%
Mexico Government International Bond 3.90%, 04/27/2025		244	266,814

Saudi Arabia – 0.1%
Saudi Government International Bond 2.90%, 10/22/2025(a)		404	431,775

Total Governments – Sovereign Bonds (cost $1,073,654)			1,146,104

EMERGING MARKETS – TREASURIES – 0.2%
Dominican Republic – 0.1%
Dominican Republic International Bond 16.95%, 02/04/2022(a)	DOP	19,200	364,225

South Africa – 0.1%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030	ZAR	4,251	231,615

Total Emerging Markets – Treasuries (cost $676,222)			595,840

		Shares
COMMON STOCKS – 0.0%
Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Denbury, Inc.(c)		4,883	85,941

Industrials – 0.0%
Services – 0.0%
Carlson Travel, Inc.(f)(g)(n)		145	47,545

Total Common Stocks (cost $164,987)			133,486

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 5.9%
Investment Companies – 5.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.05%(o)(p)(q) (cost $17,081,563)	17,081,563	$17,081,563

Total Investments – 97.4% (cost $284,322,376)		283,944,591
Other assets less liabilities – 2.6%		7,652,557

Net Assets – 100.0%		$291,597,148

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	371	December 2020	$46,757,594	$60,392
U.S. T-Note 10 Yr (CBT) Futures	26	December 2020	3,627,812	3,863

Sold Contracts
Euro-BOBL Futures	36	December 2020	5,705,281	(6,372)

				$57,883

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	EUR	9,730	USD	11,428	10/15/2020	$17,808
Morgan Stanley Capital Services, Inc.	GBP	848	USD	1,102	11/19/2020	8,016
State Street Bank & Trust Co.	EUR	1,415	USD	1,672	10/15/2020	13,174
State Street Bank & Trust Co.	EUR	56	USD	65	10/15/2020	(306)
State Street Bank & Trust Co.	USD	515	EUR	435	10/15/2020	(4,789)
State Street Bank & Trust Co.	ZAR	2,623	USD	156	11/27/2020	799

						$34,702

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC CDX-NAHY Series 31, 5 Year Index, 12/20/2023*	(5.00)%	Quarterly	3.50%	USD	2,520	$(117,218)	$(146,445)	$29,227
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	(5.00)	Quarterly	3.66	USD	672	(33,926)	(32,993)	(933)
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	(5.00)	Quarterly	3.66	USD	672	(33,926)	(32,993)	(933)
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	(5.00)	Quarterly	3.66	USD	3,360	(179,373)	(174,707)	(4,666)
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	(5.00)	Quarterly	3.66	USD	672	(35,471)	(34,538)	(933)
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	(5.00)	Quarterly	3.83	USD	1,629	(85,643)	(83,380)	(2,263)
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	(5.00)	Quarterly	3.83	USD	1,033	(53,816)	(52,381)	(1,435)
Sale Contracts
Citigroup Global Markets, Inc. CDX-NAHY Series 31, 5 Year Index, 12/20/2023*	5.00	Quarterly	3.50	USD	2,520	117,217	63,927	53,290
Morgan Stanley & Co. LLC CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	3.66	USD	7,526	396,395	346,198	50,197
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.83	USD	12,985	652,520	511,079	141,441

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PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00%	Quarterly	4.09%	USD	8,678	$370,646	$356,238	$14,408
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00	Quarterly	4.09	USD	758	30,615	29,562	1,053
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00	Quarterly	4.09	USD	758	30,615	29,562	1,053
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00	Quarterly	4.09	USD	3,199	139,441	134,998	4,443
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00	Quarterly	4.09	USD	1,775	78,790	76,325	2,465
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00	Quarterly	4.09	USD	1,119	49,167	47,613	1,554
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00	Quarterly	4.09	USD	636	27,277	26,394	883
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00	Quarterly	4.09	USD	212	8,922	8,628	294
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00	Quarterly	4.09	USD	316	13,174	12,735	439
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00	Quarterly	4.09	USD	97	4,096	3,961	135
Ford Motor Company, 4.346%, 12/08/2026, 06/20/2023*	5.00	Quarterly	3.35	USD	154	6,540	(23,683)	30,223
Ford Motor Company, 4.346%, 12/08/2026, 06/20/2023*	5.00	Quarterly	3.35	USD	86	3,652	(14,824)	18,476

54 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
iTraxxx Xover Series 34, 5 Year Index, 12/20/2025*	5.00%	Quarterly	3.45%	EUR	5,610	$478,776	$517,975	$(39,199)

						$1,868,470	$1,569,251	$299,219

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)%	Monthly	25.00%	USD	1,937	$973,353	$913,114	$60,239
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)	Monthly	25.00	USD	540	271,278	65,638	205,640
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)	Monthly	25.00	USD	1,190	597,816	146,415	451,401
Sale Contracts
Credit Suisse International
International Game Technology, 4.750%, 02/15/2023, 06/20/2022*	5.00	Quarterly	1.62	EUR	410	27,025	15,164	11,861
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,052	(350,842)	(70,390)	(280,452)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	315	(105,052)	(20,530)	(84,522)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	5.86	USD	200	(4,600)	12,965	(17,565)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	25.00%	USD	836	$(419,979)	$(103,687)	$(316,292)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	837	(420,481)	(101,100)	(319,381)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,026	(515,564)	(118,015)	(397,549)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	592	(197,432)	(40,745)	(156,687)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	46	(15,341)	(2,995)	(12,346)
JP Morgan Securities, LLC
CMBX.NA.BB Series 6, 5/11/2063*	5.00	Monthly	25.00	USD	84	(42,211)	(16,231)	(25,980)
CMBX.NA.BB Series 6, 5/11/2063*	5.00	Monthly	25.00	USD	786	(394,969)	(147,798)	(247,171)
CMBX.NA.BB Series 6, 5/11/2063*	5.00	Monthly	25.00	USD	126	(63,316)	(24,193)	(39,123)
JPMorgan Chase Bank, NA
Rolls-Royce PLC, 2.125%, 06/18/2021, 06/20/2025*	1.00	Quarterly	5.01	EUR	286	(54,794)	(53,724)	(1,070)
Rolls-Royce PLC, 2.125%, 06/18/2021, 06/20/2025*	1.00	Quarterly	5.01	EUR	304	(58,243)	(57,430)	(813)

						$(773,352)	$396,458	$(1,169,810)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Credit Suisse International iBoxx $ Liquid High Yield Index	3 Month LIBOR	Maturity	USD	7,186	12/20/2020	$(64,147)
Pay Total Return on Reference Obligation
Barclays Bank PLC iBoxx $ Liquid High Yield Index	3 Month LIBOR	Maturity	USD	26,916	12/20/2020	(2,184,384)

						$(2,248,531)

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $144,453,988 or 49.5% of net assets.

(b)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2020.

(c)	Non-income producing security.

(d)	Defaulted.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Fair valued by the Adviser.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.48% of net assets as of September 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
ABN AMRO Bank NV 7.75%, 05/15/2023	03/21/2018	$216,126	$227,075	0.08%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.303%, 06/15/2045	01/10/2013	101,560	63,655	0.02%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.146%, 03/27/2024	03/21/2019	278,635	265,387	0.09%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.896%, 05/27/2023	06/07/2019	288,073	277,784	0.10%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.496%, 02/27/2023	02/11/2020	465,974	448,548	0.15%
Terraform Global Operating LLC 6.125%, 03/01/2026	01/19/2019	111,745	109,776	0.04%
Tonon Luxembourg SA 6.50%, 10/31/2024	07/24/2015	218,900	3,028	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	03/15/2013	425,000	3,838	0.00%

(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.

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PORTFOLIO OF INVESTMENTS (continued)

(j)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2020.

(k)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(l)	Defaulted matured security.

(m)	IO – Interest Only.

(n)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Carlson Travel, Inc.	08/18/2020	$0	$47,545	0.02%

(o)	Affiliated investments.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

September 30, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $267,240,813)	$266,863,028
Affiliated issuers (cost $17,081,563)	17,081,563
Cash collateral due from broker	8,010,630
Foreign currencies, at value (cost $119,221)	120,242
Unaffiliated interest and dividends receivable	3,167,311
Market value on credit default swaps (net premiums paid $1,140,331)	1,869,472
Receivable for investment securities sold	1,799,673
Receivable for capital stock sold	506,636
Receivable for terminated centrally cleared credit default swaps	428,204
Unrealized appreciation on forward currency exchange contracts	39,797
Receivable for variation margin on centrally cleared swaps	7,832
Affiliated dividends receivable	1,050

Total assets	299,895,438

Liabilities
Due to custodian	30,599
Market value on credit default swaps (net premiums received $743,873)	2,642,824
Unrealized depreciation on total return swaps	2,248,531
Cash collateral due to broker	1,228,000
Payable for investment securities purchased	946,965
Payable for terminated centrally cleared credit default swaps	388,318
Payable for capital stock redeemed	233,375
Dividends payable	179,599
Advisory fee payable	118,878
Payable for variation margin on futures	39,527
Administrative fee payable	15,933
Distribution fee payable	14,331
Unrealized depreciation on forward currency exchange contracts	5,095
Transfer Agent fee payable	3,425
Accrued expenses and other liabilities	202,890

Total liabilities	8,298,290

Net Assets	$291,597,148

Composition of Net Assets
Capital stock, at par	$29,353
Additional paid-in capital	310,075,905
Accumulated loss	(18,508,110)

$291,597,148

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$24,392,851	2,452,096	$9.95	*

C	$11,104,686	1,116,970	$9.94

Advisor	$256,070,259	25,781,094	$9.93

R	$9,984	1,004	$9.94

K	$9,986	1,004	$9.95

I	$9,382	943	$9.95

*	The maximum offering price per share for Class A shares was $10.39 which reflects a sales charge of 4.25%.

See notes to financial statements.

60 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended September 30, 2020

Investment Income
Interest	$12,790,608
Dividends—Affiliated issuers	57,377
Other income	19,287	$12,867,272

Expenses
Advisory fee (see Note B)	1,517,658
Distribution fee—Class A	48,353
Distribution fee—Class C	145,139
Distribution fee—Class R	50
Distribution fee—Class K	25
Transfer agency—Class A	7,555
Transfer agency—Class C	5,977
Transfer agency—Advisor Class	95,964
Transfer agency—Class R	6
Transfer agency—Class K	5
Transfer agency—Class I	2
Custody and accounting	159,332
Audit and tax	138,759
Administrative	77,856
Registration fees	55,078
Printing	40,781
Legal	35,082
Directors’ fees	20,537
Miscellaneous	17,787

Total expenses	2,365,946
Less: expenses waived and reimbursed by the Adviser (see Note B)	(248,639)

Net expenses		2,117,307

Net investment income		10,749,965

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(2,762,791)
Forward currency exchange contracts		1,064,174
Futures		1,079,260
Swaps		(1,621,295)
Foreign currency transactions		(1,917,743)
Net change in unrealized appreciation/depreciation of:
Investments(b)		(1,612,466)
Forward currency exchange contracts		(1,045,455)
Futures		28,622
Swaps		(3,270,514)
Foreign currency denominated assets and liabilities		10,243

Net loss on investment and foreign currency transactions		(10,047,965)

Net Increase in Net Assets from Operations		$702,000

(a)	Net of foreign capital gains taxes of $9,795.

(b)	Net of increase in accrued foreign capital gains taxes of $10,525.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,749,965	$10,385,926
Net realized gain (loss) on investment and foreign currency transactions	(4,158,395)	570,426
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,889,570)	3,473,003

Net increase in net assets from operations	702,000	14,429,355
Distributions to Shareholders
Class A	(884,408)	(763,282)
Class C	(557,273)	(703,527)
Advisor Class	(11,679,570)	(9,874,748)
Class R	(433)	(409)
Class K	(458)	(434)
Class I	(453)	(431)
Capital Stock Transactions
Net increase	28,533,277	7,355,462

Total increase	16,112,682	10,441,986
Net Assets
Beginning of period	275,484,466	265,042,480

End of period	$291,597,148	$275,484,466

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2020

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Limited Duration High Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

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NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

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NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2020:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$114,425,380		$578,864		$115,004,244
Corporates – Investment Grade		– 0	–	61,075,740		– 0	–	61,075,740
Bank Loans		– 0	–	26,954,062		2,415,297		29,369,359
Collateralized Mortgage Obligations		– 0	–	25,047,109		– 0	–	25,047,109
Emerging Markets – Sovereigns		– 0	–	13,124,539		– 0	–	13,124,539
Emerging Markets – Corporate Bonds		– 0	–	8,130,487		3,028		8,133,515
Collateralized Loan Obligations		– 0	–	6,561,899		– 0	–	6,561,899
Asset-Backed Securities		– 0	–	3,555,313		– 0	–	3,555,313
Commercial Mortgage-Backed Securities		– 0	–	1,681,981		– 0	–	1,681,981
Quasi-Sovereigns		– 0	–	1,433,899		– 0	–	1,433,899
Governments – Sovereign Bonds		– 0	–	1,146,104		– 0	–	1,146,104
Emerging Markets – Treasuries		– 0	–	595,840		– 0	–	595,840
Common Stocks		85,941		– 0	–	47,545		133,486
Short-Term Investments		17,081,563		– 0	–	– 0	–	17,081,563

Total Investments in Securities		17,167,504		263,732,353		3,044,734		283,944,591
Other Financial Instruments(a):
Assets:
Futures		64,255		– 0	–	– 0	–	64,255	(b)
Forward Currency Exchange Contracts		– 0	–	39,797		– 0	–	39,797
Centrally Cleared Credit Default Swaps		– 0	–	2,407,843		– 0	–	2,407,843	(b)
Credit Default Swaps		– 0	–	1,869,472		– 0	–	1,869,472
Liabilities:
Futures		(6,372)		– 0	–	– 0	–	(6,372	)(b)
Forward Currency Exchange Contracts		– 0	–	(5,095)		– 0	–	(5,095)
Centrally Cleared Credit Default Swaps		– 0	–	(539,373)		– 0	–	(539,373	)(b)
Credit Default Swaps		– 0	–	(2,642,824)		– 0	–	(2,642,824)
Total Return Swaps		– 0	–	(2,248,531)		– 0	–	(2,248,531)

Total		$17,225,387		$262,613,642		$3,044,734		$282,883,763

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade			Bank Loans		Emerging Markets - Corporate Bonds
Balance as of 09/30/2019	$	– 0	–	$3,255,967		$2,575
Accrued discounts/(premiums)		– 0	–	3,060		(40,170)
Realized gain (loss)		– 0	–	201		– 0	–
Change in unrealized appreciation/depreciation		(187,843)		(57,216)		25,834
Purchases		766,707		1,238,345		14,789
Sales/Paydowns		– 0	–	(27,993)		– 0	–
Transfers in to Level 3		– 0	–	51,789		– 0	–
Transfers out of Level 3		– 0	–	(2,048,856)		– 0	–

Balance as of 09/30/2020		$578,864		$2,415,297		$3,028

Net change in unrealized appreciation/depreciation from investments held as of 09/30/2020(a)		$(187,843)		$(57,217)		$25,834

	Asset-Backed Securities			Collateralized Loan Obligations		Common Stocks
Balance as of 09/30/2019		$4,550,383		$2,090,982		$ – 0	–
Accrued discounts/(premiums)		(449)		– 0	–	– 0	–
Realized gain (loss)		(137,720)		– 0	–	– 0	–
Change in unrealized appreciation/depreciation		(15,695)		(1)		47,545
Purchases		– 0	–	– 0	–	– 0	–
Sales/Paydowns		(1,094,980)		– 0	–	– 0	–
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		(3,301,539)		(2,090,981)		– 0	–

Balance as of 09/30/2020	$	– 0	–	$ – 0	–	$47,545

Net change in unrealized appreciation/depreciation from investments held as of 09/30/2020(a)	$	– 0	–	$(1)		$47,545

	Total
Balance as of 09/30/2019		$9,899,907
Accrued discounts/(premiums)		(37,559)
Realized gain (loss)		(137,519)
Change in unrealized appreciation/depreciation		(187,376)
Purchases		2,019,841
Sales/Paydowns		(1,122,973)
Transfers in to Level 3		51,789
Transfers out of Level 3		(7,441,376)

Balance as of 09/30/2020		$3,044,734	(b)

Net change in unrealized appreciation/depreciation from investments held as of 09/30/2020(a)		$(171,682)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

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(b)

Amounts of $3,301,539, $2,048,855 and $2,090,981 for Asset-Backed Securities, Bank Loans and Collateralized Loan Obligations, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at September 30, 2020. Securities priced (i) by third party vendors or (ii) by brokers are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 09/30/2020	Valuation Technique	Unobservable Input	Input
Common Stocks	$47,545	Market- Approach	EBITDA* Projection EBITDA* Multiples	$203.0mm 7.7X

*	Earnings before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. A significant increase (decrease) in EBITDA projections/multiples in isolation would be expected to result in a significant higher (lower) fair value measurement.

3. Foreign Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these

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differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .95%, 1.70%, .70%, 1.20%, .95% and .70% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Expense Caps may not be terminated before January 31, 2021. For the year ended September 30, 2020, such reimbursements/waivers amounted to $239,633.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2020, the reimbursement for such services amounted to $77,856.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $42,051 for the year ended September 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,590 from the sale of Class A shares and received $10,000 and $5 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended September 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and

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bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended September 30, 2020, such waiver amounted to $9,006.

A summary of the Fund’s transactions in AB mutual funds for the year ended September 30, 2020 is as follows:

Fund	Market Value 9/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$23,779	$138,788	$145,485	$17,082	$57

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new

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investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $294,913, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$179,486,157	$153,960,551
U.S. government securities	16,620,881	647,785

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The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$284,325,797

Gross unrealized appreciation	$9,898,123
Gross unrealized depreciation	(12,527,621)

Net unrealized depreciation	$(2,629,498)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

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realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to

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changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for over the counter (“OTC”) swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker,

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as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the

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Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of

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default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$64,255	*	Receivable/Payable for variation margin on futures	$6,372	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	349,581	*	Receivable/Payable for variation margin on centrally cleared swaps	50,362	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	39,797		Unrealized depreciation on forward currency exchange contracts	5,095

Credit contracts	Market value on credit default swaps	1,869,472		Market value on credit default swaps	2,642,824

Credit contracts				Unrealized depreciation on total return swaps	2,248,531

Total		$2,323,105			$4,953,184

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,079,260	$28,622

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,064,174	(1,045,455)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,621,295)	(3,270,514)

Total		$522,139	$(4,287,347)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2020:

Futures:
Average notional amount of buy contracts	$33,033,994
Average notional amount of sale contracts	$6,068,651
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,962,367
Average principal amount of sale contracts	$21,274,685
Credit Default Swaps:
Average notional amount of buy contracts	$2,326,000
Average notional amount of sale contracts	$6,667,835
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,824,000
Average notional amount of sale contracts	$34,113,855
Total Return Swaps:
Average notional amount	$24,914,286	(a)

(a)	Positions were open for seven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under

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ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Citigroup Global Markets, Inc.	$973,353	$	– 0	–	$(968,000)		$	– 0	–	$5,353
Credit Suisse International	298,303		(64,147)		(234,156)			– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	615,624		(615,624)		– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	8,016		– 0	–	– 0	–		– 0	–	8,016
State Street Bank & Trust Co.	13,973		(5,095)		– 0	–		– 0	–	8,878

Total	$1,909,269		$(684,866)		$(1,202,156)		$	– 0	–	$22,247	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$2,184,384	$	– 0	–	$(1,960,000)		$	– 0	–	$224,384
Credit Suisse International	64,147		(64,147)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	455,894		– 0	–	(455,894)			– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	1,573,397		(615,624)		(810,000)			– 0	–	147,773
JPMorgan Chase Bank, NA/JP Morgan Securities, LLC	613,533		– 0	–	(580,000)			– 0	–	33,533
State Street Bank & Trust Co.	5,095		(5,095)		– 0	–		– 0	–	– 0	–

Total	$4,896,450		$(684,866)		$(3,805,894)		$	– 0	–	$405,690	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

Class A
Shares sold	969,237	760,306	$9,384,438	$7,674,487

Shares issued in reinvestment of dividends and distributions	52,836	46,167	524,194	470,806

Shares converted from Class C	398,848	274,130	3,916,773	2,828,448

Shares redeemed	(849,475)	(948,518)	(8,406,403)	(9,565,773)

Net increase	571,446	132,085	$5,419,002	$1,407,968

Class C
Shares sold	337,820	565,432	$3,315,947	$5,718,045

Shares issued in reinvestment of dividends and distributions	32,162	39,798	319,321	405,532

Shares converted to Class A	(399,165)	(274,380)	(3,916,773)	(2,828,448)

Shares redeemed	(555,197)	(722,742)	(5,391,555)	(7,332,708)

Net decrease	(584,380)	(391,892)	$(5,673,060)	$(4,037,579)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

Advisor Class
Shares sold	12,922,054	8,952,277	$127,471,160	$91,046,931

Shares issued in reinvestment of dividends and distributions	869,277	666,863	8,602,971	6,803,300

Shares redeemed	(11,047,105)	(8,665,034)	(107,286,796)	(87,865,158)

Net increase	2,744,226	954,106	$28,787,335	$9,985,073

There were no transactions in capital shares for Class R, Class K and Class I for the year ended September 30, 2020.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price

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NOTES TO FINANCIAL STATEMENTS (continued)

volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

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NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification

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NOTES TO FINANCIAL STATEMENTS (continued)

provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$13,122,595	$11,342,831

Total taxable distributions paid	$13,122,595	$11,342,831

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(14,639,014	)(a)
Other losses	(433,495	)(b)
Unrealized appreciation/(depreciation)	(3,081,087	)(c)

Total accumulated earnings/(deficit)	$(18,153,596	)(d)

(a)	As of September 30, 2020, the Fund had a net capital loss carryforward of $14,639,014.

(b)	As of September 30, 2020, the Fund had a qualified late-year ordinary loss deferral of $433,495.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2020, the Fund had a net short-term capital loss carryforward of $6,816,532 and a net long-term capital loss carryforward of $7,822,482, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to taxable overdistributions resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.36	$ 10.24	$ 10.40	$ 10.31	$ 9.97

Income From Investment Operations

Net investment income(a)(b)	.37	.39	.38	.33	.34

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.33)	.16	(.16)	.12	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase in net asset value from operations	.04	.55	.22	.45	.71

Less: Dividends and Distributions

Dividends from net investment income	(.45)	(.43)	(.36)	(.36)	(.37)

Return of capital	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.43)	(.38)	(.36)	(.37)

Net asset value, end of period	$ 9.95	$ 10.36	$ 10.24	$ 10.40	$ 10.31

Total Return

Total investment return based on net asset value(d)	.54%	5.54%	2.23%	4.44%	7.29	%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$24,393	$19,487	$17,897	$23,596	$27,656

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.95%	.95%	.95%	.95%	1.04%

Expenses, before waivers/reimbursements(e)‡	1.04%	1.05%	1.05%	1.04%	1.11%

Net investment income(b)	3.71%	3.85%	3.69%	3.18%	3.42%

Portfolio turnover rate	60%	37%	39%	46%	57%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.02%	.01%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.35	$ 10.23	$ 10.40	$ 10.30	$ 9.96

Income From Investment Operations

Net investment income(a)(b)	.29	.32	.30	.25	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.32)	.16	(.16)	.13	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.03)	.48	.14	.38	.64

Less: Dividends and Distributions

Dividends from net investment income	(.38)	(.36)	(.30)	(.28)	(.30)

Return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.36)	(.31)	(.28)	(.30)

Net asset value, end of period	$ 9.94	$ 10.35	$ 10.23	$ 10.40	$ 10.30

Total Return

Total investment return based on net asset value(d)	(.21)%	4.76%	1.37%	3.76%	6.52	%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,105	$17,617	$21,412	$27,083	$30,478

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.70%	1.70%	1.70%	1.70%	1.77%

Expenses, before waivers/reimbursements(e)‡	1.79%	1.80%	1.80%	1.79%	1.85%

Net investment income(b)	2.96%	3.11%	2.95%	2.43%	2.68%

Portfolio turnover rate	60%	37%	39%	46%	57%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.02%	.01%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.35	$ 10.22	$ 10.39	$ 10.30	$ 9.95

Income From Investment Operations

Net investment income(a)(b)	.39	.42	.41	.36	.37

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.33)	.17	(.17)	.12	.38

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase in net asset value from operations	.06	.59	.24	.48	.75

Less: Dividends and Distributions

Dividends from net investment income	(.48)	(.46)	(.39)	(.39)	(.40)

Return of capital	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Total dividends and distributions	(.48)	(.46)	(.41)	(.39)	(.40)

Net asset value, end of period	$ 9.93	$ 10.35	$ 10.22	$ 10.39	$ 10.30

Total Return

Total investment return based on net asset value(d)	.70%	5.91%	2.38%	4.80%	7.69	%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$256,070	$238,350	$225,703	$283,856	$268,421

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.70%	.70%	.69%	.70%	.77%

Expenses, before waivers/reimbursements(e)‡	.79%	.80%	.80%	.79%	.84%

Net investment income(b)	3.97%	4.10%	3.94%	3.45%	3.66%

Portfolio turnover rate	60%	37%	39%	46%	57%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.02%	.01%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.36	$ 10.23	$ 10.40	$ 10.31	$ 9.97

Income From Investment Operations

Net investment income(a)(b)	.35	.37	.35	.31	.32

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.34)	.17	(.16)	.11	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase in net asset value from operations	.01	.54	.19	.42	.69

Less: Dividends and Distributions

Dividends from net investment income	(.43)	(.41)	(.34)	(.33)	(.35)

Return of capital	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Total dividends and distributions	(.43)	(.41)	(.36)	(.33)	(.35)

Net asset value, end of period	$ 9.94	$ 10.36	$ 10.23	$ 10.40	$ 10.31

Total Return

Total investment return based on net asset value(d)	.21%	5.39%	1.87%	4.17%	7.03%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10	$10	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.20%	1.20%	1.20%	1.20%	1.28%

Expenses, before waivers/reimbursements(e)‡	1.30%	1.31%	1.32%	1.30%	1.35%

Net investment income(b)	3.49%	3.63%	3.43%	2.96%	3.17%

Portfolio turnover rate	60%	37%	39%	46%	57%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.02%	.01%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.36	$ 10.23	$ 10.40	$ 10.31	$ 9.96

Income From Investment Operations

Net investment income(a)(b)	.37	.40	.38	.33	.34

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.32)	.16	(.17)	.12	.38

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase in net asset value from operations	.05	.56	.21	.45	.72

Less: Dividends and Distributions

Dividends from net investment income	(.46)	(.43)	(.36)	(.36)	(.37)

Return of capital	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.43)	(.38)	(.36)	(.37)

Net asset value, end of period	$ 9.95	$ 10.36	$ 10.23	$ 10.40	$ 10.31

Total Return

Total investment return based on net asset value(d)	.56%	5.65%	2.12%	4.43%	7.40	%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10	$10	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.95%	.95%	.95%	.95%	1.03%

Expenses, before waivers/reimbursements(e)‡	1.04%	1.04%	1.06%	1.04%	1.08%

Net investment income(b)	3.74%	3.87%	3.67%	3.21%	3.41%

Portfolio turnover rate	60%	37%	39%	46%	57%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.02%	.01%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.36	$ 10.24	$ 10.40	$ 10.31	$ 9.97

Income From Investment Operations

Net investment income(a)(b)	.39	.42	.40	.36	.37

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.32)	.16	(.15)	.12	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase in net asset value from operations	.07	.58	.25	.48	.74

Less: Dividends and Distributions

Dividends from net investment income	(.48)	(.46)	(.39)	(.39)	(.40)

Return of capital	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Total dividends and distributions	(.48)	(.46)	(.41)	(.39)	(.40)

Net asset value, end of period	$ 9.95	$ 10.36	$ 10.24	$ 10.40	$ 10.31

Total Return

Total investment return based on net asset value(d)	.80%	5.80%	2.47%	4.69%	7.60	%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9	$10	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.70%	.70%	.70%	.70%	.78%

Expenses, before waivers/reimbursements(e)‡	.75%	.76%	.77%	.75%	.84%

Net investment income(b)	3.96%	4.10%	3.93%	3.46%	3.70%

Portfolio turnover rate	60%	37%	39%	46%	57%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.02%	.01%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended September 30, 2019, September 30, 2018 and September 30, 2017, such waiver amounted to .01%, .01% and .02%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Limited Duration High Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Limited Duration High Income Portfolio (the “Fund”), (one of the funds constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Bond Fund, Inc.) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 25, 2020

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2020. For foreign shareholders, 55.98% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Jacqueline Pincus(2), Vice President William Smith(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and
Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Limited Duration High Income Investment Team.
Mr. Gershon M. Distenfeld, Mr. William Smith and Ms. Jacqueline Pincus are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	77	None

*

The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department - Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Funds’ Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualification to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

#	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s officers is listed below.

NAME, ADDRESS,* AND AGE	POSITIONS HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 60	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld, 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also co-Head of Fixed-Income.

Jacqueline Pincus, 34	Vice President	Vice President of the Adviser**, with which has been associated since prior to 2015.

William Smith, 33	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also a Director of US High Yield Credit.

Emilie D. Wrapp, 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2015.

Michael B. Reyes, 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo, 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke, 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto, 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Limited Duration High Income Portfolio (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any

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sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment

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advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

112 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 113

NOTES

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NOTES

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 115

NOTES

116 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

AB LIMITED DURATION HIGH INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

LDHI-0151-0920

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Limited Duration High Income Portfolio	2019	$111,484	$—	$25,125
	2020	$111,484	$—	$25,307

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Limited Duration High Income Portfolio	2019	$887,510	$25,125
			$—
			$(25,125)
	2020	$1,035,014	$25,307
			$—
			$(25,307)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	November 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 27, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 27, 2020